LEASE AGREEMENT

                          Dated as of November 24, 1997

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,

                                not individually,

                         but solely as the Owner Trustee

                          under the TSYS Trust 1997-1,

                                    as Lessor

                                       and

                          TOTAL SYSTEM SERVICES, INC.,

                                    as Lessee
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This Lease  Agreement is subject to a security  interest in favor of NATIONSBANK
OF TEXAS, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent") under a Security Agreement dated as of November 24, 1997, between First Security Bank, National Association, not individually except as expressly stated therein, but solely as the Owner Trustee under the TSYS Trust 1997-1 and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable
provisions   thereof.   This  Lease  Agreement  has  been  executed  in  several
counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.



                                TABLE OF CONTENTS

ARTICLE I...................................................................1
         1.1 Definitions....................................................1
         1.2 Interpretation.................................................2

ARTICLE II..................................................................2
         2.1 Property.......................................................2
         2.2 Lease Term.....................................................2
         2.3 Title..........................................................2
         2.4 Lease Supplements; Memorandum of Lease.........................3

ARTICLE III.................................................................3
         3.1 Rent...........................................................3
         3.2 Payment of Basic Rent..........................................3
         3.3 Supplemental Rent..............................................4
         3.4 Performance on a Non-Business Day..............................4
         3.5 Rent Payment Provisions........................................4

ARTICLE IV..................................................................5
         4.1 Taxes; Utility Charges.........................................5

ARTICLE V...................................................................5
         5.1 Quiet Enjoyment................................................5

ARTICLE VI..................................................................5
         6.1 Net Lease......................................................5
         6.2 No Termination or Abatement....................................6

ARTICLE VII.................................................................7
         7.1 Ownership of the Properties....................................7

ARTICLE VIII................................................................8
         8.1 Condition of the Properties....................................8
         8.2 Possession and Use of the Properties...........................9
         8.3 Integrated Properties.........................................10

ARTICLE IX.................................................................10
         9.1 Compliance With Legal Requirements, Insurance Requirements
             and Manufacturer's Specifications and Standards................10

ARTICLE X..................................................................11
         10.1 Maintenance and Repair; Return...............................11
         10.2 Environmental Inspection.....................................12

ARTICLE XI.................................................................12
         11.1 Modifications................................................12

ARTICLE XII................................................................13
         12.1 Warranty of Title............................................13

ARTICLE XIII...............................................................14
         13.1 Permitted Contests Other Than in Respect of Indemnities......14

ARTICLE XIV................................................................14
         14.1 Public Liability and Workers' Compensation Insurance.........14
         14.2 Permanent Hazard and Other Insurance.........................15
         14.3 Coverage.....................................................16

ARTICLE XV.................................................................17
         15.1 Casualty and Condemnation....................................17
         15.2 Environmental Matters........................................19
         15.3 Notice of Environmental Matters..............................19

ARTICLE XVI................................................................20
         16.1 Termination Upon Certain Events..............................20
         16.2 Procedures...................................................20

ARTICLE XVII...............................................................21
         17.1 Lease Events of Default......................................21
         17.2 Surrender of Possession......................................24
         17.3 Reletting....................................................24
         17.4 Damages......................................................24
         17.5 Power of Sale................................................25
         17.6 Final Liquidated Damages.....................................25
         17.7 Environmental Costs..........................................26
         17.8 Waiver of Certain Rights.....................................27
         17.9 Assignment of Rights Under Contracts.........................27
         17.10 Remedies Cumulative.........................................27

ARTICLE XVIII..............................................................27
         18.1 Lessor's Right to Cure Lessee's Lease Defaults...............27

ARTICLE XIX................................................................28
         19.1 Provisions Relating to Lessee's Exercise of its Purchase
              Option.......................................................28
         19.2 No Purchase or Termination With Respect to Less than All of a Property................................................28

ARTICLE XX.................................................................28
         20.1 Purchase Option or Sale Option-General Provisions............28
         20.2 Lessee Purchase Option.......................................29
         20.3 Third Party Sale Option......................................30

ARTICLE XXI................................................................31
         21.1 [Intentionally Omitted]......................................31

ARTICLE XXII...............................................................31
         22.1 Sale Procedure...............................................31
         22.2 Application of Proceeds of Sale..............................34
         22.3 Indemnity for Excessive Wear.................................34
         22.4 Appraisal Procedure..........................................34
         22.5  Certain Obligations Continue................................35

ARTICLE XXIII..............................................................35
         23.1 Holding Over.................................................35

ARTICLE XXIV...............................................................36
         24.1 Risk of Loss.................................................36

ARTICLE XXV................................................................36
         25.1 Assignment...................................................36
         25.2 Subleases....................................................36

ARTICLE XXVI...............................................................37
         26.1 No Waiver....................................................37

ARTICLE XXVII..............................................................37
         27.1 Acceptance of Surrender......................................37
         27.2 No Merger of Title...........................................37

ARTICLE XXVIII.............................................................38
         28.1 Notices......................................................38

ARTICLE XXIX...............................................................38
         29.1 Miscellaneous................................................38
         29.2 Amendments and Modifications.................................38
         29.3 Successors and Assigns.......................................38
         29.4 Headings and Table of Contents...............................38
         29.5 Counterparts.................................................38
         29.6 GOVERNING LAW................................................38
         29.7 Calculation of Rent..........................................39
         29.8 Memoranda of Lease and Lease Supplements.....................39
         29.9 Allocations between the Lenders and the Holders..............39
         29.10 Limitations on Recourse.....................................39
         29.11 WAIVERS OF JURY TRIAL.......................................39
         29.12 Exercise of Lessor Rights...................................40
         29.13 Submission to Jurisdiction; Venue; Arbitration..............40
         29.14 USURY SAVINGS PROVISION.....................................41
         30.1 ACKNOWLEDGMENT OF HEAD LEASE; BOND DOCUMENTS.................42

EXHIBITS

EXHIBIT A           -      Lease Supplement No. ____
EXHIBIT B-1         -      Memorandum of Lease

EXHIBIT B-2                Memorandum of Lease and Lease Supplement No. ___



                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT dated as of November 24, 1997 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as the Owner Trustee under the TSYS Trust 1997-1, as lessor (the "Lessor"), and TOTAL SYSTEM SERVICES, INC., a Georgia corporation, having its principal place of business at Total System Services, Inc., 1200 Sixth Avenue, Columbus, Georgia 31901, as lessee (the "Lessee").

                              W I T N E S S E T H:

         A. WHEREAS, subject to the terms and conditions of the Participation Agreement, the Agency Agreement and the related Operative Agreements and Bond Documents, Lessor will (i) acquire Bonds from the Bond Trustee on behalf of the Development Authority, the proceeds of which will be used to (x) purchase or ground lease various parcels of real property, some of which will (or may) have existing Improvements thereon, from one (1) or more third parties designated by Lessee and (y) fund the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties by the Construction Agent and (ii) lease such Properties from the Development Authority under the Head Lease for sublease to Lessee pursuant to this Lease; and

         B. WHEREAS, the Basic Term shall commence with respect to each Property upon the Land Closing Date with respect thereto; provided, Basic Rent with respect thereto shall not be payable until the applicable Rent Commencement Date; and

         C. WHEREAS, Lessor desires to sublease to Lessee, and Lessee desires to sublease from Lessor, each Property pursuant to this Lease;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

         1.1      Definitions.

                  Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Appendix A to the Participation Agreement of even date herewith (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among Lessee, the Construction Agent, First Security Bank, National Association, not individually, except as expressly stated therein, as the Owner Trustee under the TSYS Trust 1997-1, the Holders, the Lenders and the Agent.

         1.2      Interpretation.

                 The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.

                                   ARTICLE II

         2.1      Property.

                  Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.

         2.2      Lease Term.

                  This Lease shall be effective and the obligations of the parties hereunder shall commence on the date first set forth above (the "Effective Date"). On the Effective Date (if not previously delivered), the parties hereto shall execute and deliver a memorandum of Lease in recordable form and in the form of Exhibit B-1 hereto. The basic term of this Lease with respect to each Property (the "Basic Term") shall begin upon the Date of Beneficial Occupancy for such Property (in each case the "Basic Term Commencement Date") and shall end on the third annual anniversary of the Basic Term Commencement Date (the "Basic Term Expiration Date"), unless the Basic Term is earlier terminated or the term of this Lease is renewed (as described below) in accordance with the provisions of this Lease; provided that such Basic Term Expiration Date shall in no event exceed the Expiration Date. Notwithstanding the foregoing, Lessee shall be obligated to pay Basic Rent on the Rent
Commencement Date with respect to such Property whether or not the Date of Beneficial Occupancy has occurred and, without further action, shall be deemed to have irrevocably accepted each Property hereunder on the Date of Beneficial Occupancy.

         2.3      Title.

                  Lessor has only such interest in the Property as arising under the Head Lease. Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property (other than for Lessor Liens) or as a result of the lack of validity or enforceability of any provision of the Head Lease, and the obligations of Lessee hereunder, including without limitation with respect to the payment of all Rent, shall remain in full force and effect.

         2.4      Lease Supplements; Memorandum of Lease.

                  On or prior to the Date of Beneficial Occupancy with respect to any Property, Lessee and Lessor shall each execute and deliver (i) a Lease Supplement for the Property to be leased effective as of such Date of Beneficial Occupancy in substantially the form of Exhibit A hereto and (ii) a Memorandum of Lease and Lease Supplement (in recordable form) in substantially the form of Exhibit B-2 hereto. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact, with power of substitution, in the name of Lessor or the name of Lessee or otherwise, to execute any Lease Supplement which Lessee fails or refuses to sign in accordance with the terms of this Section 2.4 (including without limitation any Lease Supplement required in connection with any Construction Period Property upon the occurrence of an Agency Agreement Event of Default).

                                   ARTICLE III

         3.1      Rent.

                  (a) Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property, Lessee shall have no obligation to pay Basic Rent with respect to such Property until the Rent Commencement Date with respect to such Property (notwithstanding that Basic Rent for such Property shall accrue from and including the Scheduled Interest Payment Date immediately preceding such Rent Commencement Date).

                  (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

                  (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

         3.2      Payment of Basic Rent.

                  Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

         3.3      Supplemental Rent.

                  Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to Lessor or other obligee, as Supplemental Rent due and owing to Lessor or such other obligee, among other things, on demand, to the extent permitted by applicable Legal Requirements, (a) any and all unpaid fees, charges, payments, amounts and other obligations (other than the obligations of Lessor to pay the principal amount of the Loans and the Holder Amount) due and owing by Lessor, in any capacity, under the Credit Agreement, under the Trust Agreement and/or under any other Operative Agreement or Bond Document (including without limitation any amounts owing to the Lenders under Section 2.11, Section 2.12 and Section 9.5 of the Credit Agreement and any amounts owing to the Holders under Section 3.9 or
Section 3.10 of the Trust Agreement) and (b) interest at the applicable Overdue Rate on any installment of Basic Rent for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. It shall be an additional Supplemental Rent obligation of Lessee to pay or cause to be paid to the appropriate Person all amounts under the Head Lease (other than rental payable under Section 5.3(a) of the Head Lease in amounts sufficient to pay principal and interest on the Bonds) when such become due and owing from time to time. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         3.4      Performance on a Non-Business Day.

                  If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

         3.5      Rent Payment Provisions.

                  Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements or Bond Documents pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements or Bond Documents. Such provisions of such Operative Agreements and Bond Documents and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements and Bond Documents.

                                   ARTICLE IV

         4.1      Taxes; Utility Charges.

                  Lessee shall pay or cause to be paid all Impositions with respect to the Properties and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property and related real property during the Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to any Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

                                    ARTICLE V

         5.1      Quiet Enjoyment.

                  Subject to the rights of Lessor  contained  in Sections  17.2,
17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and Bond Documents and so long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy its subleasehold interest in each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.

                                   ARTICLE VI

         6.1      Net Lease.

                  This Lease shall  constitute a net lease,  and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property whether arising hereunder, under the Head Lease or otherwise. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of any Property or any part thereof; (b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise;
(c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property (whether related to the interest of the Development Authority, the interest therein of the Lessor purported to be created by the Head Lease or otherwise); (e) any temporary or permanent eviction or the exercise of any other rights by a holder of paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement or Bond Document; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof;
(m) any  Default  or  Event  of  Default  under  the  Head  Lease  or any  other circumstance arising under or related to the Head Lease or any other Bond Document (including without limitation the lack of validity or enforceability of any provision thereof); or (n) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder or under the Head Lease and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessee acknowledges that this Lease is in all respects subject and subordinate to the Head Lease and the Bond Mortgage Instrument, and to the extent the Bond Mortgage Instrument or Head Lease places burdens, restrictions or obligations on the Development Authority or Lessor, as the case may be, in excess of or varying from the burdens and obligations on Lessee hereunder, Lessee agrees, in addition to its obligations hereunder, that it shall perform, satisfy and comply with such burdens, restrictions and obligations. Lessor and Lessee acknowledge and agree that the provisions of this
Section 6.1 have been specifically reviewed and subject to negotiation.

         6.2      No Termination or Abatement.

                  Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                   ARTICLE VII

         7.1      Ownership of the Properties.

                  (a) Lessor and Lessee intend that for federal and all state and local income tax purposes, and bankruptcy purposes this Lease will be treated as a financing arrangement and Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, nor shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with each Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

                  (b) For income tax purposes and bankruptcy purposes, Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations hereunder, (i) this Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien and mortgage on each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title or other interest in each Property referenced in Article II shall be deemed to be a grant by Lessee to Lessor of, and Lessee hereby grants to Lessor, a lien on and security interest, mortgage lien and deed of trust in all of Lessee's right, title and interest in and to each Property and all proceeds
         (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Lessor and Lessee shall promptly take such actions as may be necessary or advisable in either party's opinion (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda of this Lease and the various Lease Supplements) to ensure that the lien, security interest, lien, mortgage lien and deed of trust in each Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.

                                  ARTICLE VIII

         8.1      Condition of the Properties.

                  LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE INCLUDING WITHOUT LIMITATION THE HEAD LEASE FROM THE DEVELOPMENT AUTHORITY TO THE LESSOR, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NONE OF LESSOR, THE DEVELOPMENT AUTHORITY, THE AGENT, ANY LENDER OR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT
WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NONE OF LESSOR, THE DEVELOPMENT AUTHORITY, THE AGENT, ANY LENDER OR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE BASIC TERM COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE DEVELOPMENT AUTHORITY, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE DEVELOPMENT AUTHORITY, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

         8.2      Possession and Use of the Properties.

                  (a) At all times during the Term with respect to each Property, Lessee shall cause such Property to be a Permitted Facility and such Property be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

                  (b) The address stated in Section 28.1 of this Lease is the principal place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its chief place of business or chief executive office. Regarding a particular Property, each Lease Supplement shall correctly identify the initial location of the related Equipment and Improvements (if any) and shall contain an accurate legal description for the related parcel of Land. The Equipment and Improvements respecting each particular Property will be located only at the location identified in the applicable Lease Supplement.

                  (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property (except the Land identified in the Lease Supplement in which such Equipment is also described) in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

                  (d) On or prior to the Date of Beneficial Occupancy for each Property, Lessor and Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a complete description of each item of Equipment which is then a part of the Property, an Improvement Schedule that has a complete description of each Improvement which is then a part of the Property and a legal description of the Land to be leased hereunder as of such date.
         Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements, Land, and any Equipment and Improvements which may be acquired by Lessor or have been financed through the use of proceeds from the acquisition of Bonds pursuant to the Operative Agreements and the Bond Documents after the Date of Beneficial Occupancy shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

                  (e) At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         8.3      Integrated Properties.

                  On the Rent Commencement Date for each Property, Lessee shall cause such Property to constitute (and for the duration of the Term shall continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control a Permitted Facility in a commercially reasonable manner.

                                   ARTICLE IX

         9.1 Compliance With Legal Requirements, Insurance Requirements and Manufacturer's Specifications `and Standards.

                  Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental
Laws), all Insurance Requirements relating to the Properties and all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties, unless the failure to comply with such Legal Requirement or to procure, maintain and comply with such items identified in subparagraphs (a) and (b) could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. In addition, Lessee agrees to take such action as is required to cause or permit (x) Lessor to comply with each and every provision of the Head Lease and (y) the Development Authority to comply with each and every provision of the Bond Mortgage Instrument. Lessor agrees to take such actions at the cost and expense of Lessee as may be reasonably requested by Lessee in connection with the compliance by Lessee with its obligations under this Section 9.1.

                                    ARTICLE X

         10.1     Maintenance and Repair; Return.

                  (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and in the repair and condition as when originally delivered to Lessor and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by
         Section 9.1 and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the applicable Property, such that such Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation.

                  (b) Lessee shall not use or locate any component of any Property outside of the State of Georgia. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement.

                  (c) If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are added to any Property shall immediately become the property of (and title thereto shall vest in) the Development Authority and shall be deemed incorporated in such Property and subject to the terms of the Head Lease and this Lease as if originally leased thereunder and hereunder.

                  (d) Upon reasonable advance notice, the Development Authority, Lessor and their respective agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee.

                  (e)      [Intentionally Omitted]

                  (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

                  (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property (or Lessor's leasehold interest therein as the case may be) and purchased such Property (or Lessor's leasehold interest therein as the case may be), surrender such Property to Lessor pursuant to (i) the exercise of the applicable remedies upon the occurrence of a Lease Event of Default or (ii) the second paragraph of Section 22.1(a) hereof, or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a)-(f), 10.2, 11.1, 12.1, 22.1 and 23.1).

         10.2     Environmental Inspection.

                  If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not purchase a Property in accordance with the terms of this Lease, then not more than one hundred twenty (120) days nor less than sixty (60) days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to the Agent, and in form, scope and content reasonably satisfactory to the Agent.

                                   ARTICLE XI

         11.1     Modifications.

                  (a) Subject in all events to the Head Lease and the Bond Documents, Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility. All Modifications shall immediately and without further action upon their incorporation into the applicable Property (1) become property of the Development Authority, (2) be subject to the Head Lease and this Lease and (3) be titled in the name of the Development Authority. Lessee shall not remove or attempt to remove any Modification from any Property. Lessee, at its own cost and expense, will pay for the repairs of any damage to any Property caused by the removal or attempted removal of any Modification.

                  (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor and the Agent to be consistent with and in compliance with the terms and provisions of this Article XI.

                                   ARTICLE XII

         12.1     Warranty of Title.

                  (a) Title in each Property (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications) shall immediately and without further action vest in and such shall become the property of the Development Authority and be subject to the terms of the Head Lease and this Lease (provided, that it is acknowledged that Lessor's interest in any Property and each component thereof is further subject to the terms and conditions of the Head Lease and the Bond Mortgage Instrument and the interests of the Development Authority) from and after the date hereof or such date of incorporation into any Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent or any Holder pursuant to any Operative Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor created by the Operative Agreements are (and until the financing parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Lessor Liens.

                  (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Development Authority or Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE DEVELOPMENT AUTHORITY NOR THE LESSOR IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE DEVELOPMENT AUTHORITY OR LESSOR IN AND TO ANY PROPERTY.

                                  ARTICLE XIII

         13.1     Permitted Contests Other Than in Respect of Indemnities.

                  Except to the extent otherwise provided for in Section 13 of the Participation Agreement, Lessee, on its own or on Lessor's or the Development Authority's behalf, as the case may be, but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, the Development Authority, the Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens) on any Property and no part of any Property nor any Rent (or amount due under the Head Lease or with respect to the Bonds) would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on the Development Authority, the Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this
Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                                   ARTICLE XIV

         14.1     Public Liability and Workers' Compensation Insurance.

                  During the Term for each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on such Property or respecting the Equipment and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 and (ii) for umbrella liability of less than $50,000,000. The policies shall name Lessee as the insured and shall be endorsed to name the Development Authority, the Bond Trustee, the Lessor, the Holders, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Development Authority, the Bond Trustee, the Lessor, any Holder, the Agent or any Lender may have in force. In the operation of the Properties, Lessee shall comply with applicable workers' compensation laws and protect the Development Authority, the Bond Trustee, the Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         14.2     Permanent Hazard and Other Insurance.

                  (a) During the Term for each Property, Lessee shall keep such Property insured against all risk of physical loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in each case in amounts no less than the replacement value thereof and on terms that
         (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall name Lessee as the insured and shall be endorsed to name Lessor, the Holders and the Agent (on behalf of the Lenders and the Holders) (and such other parties as may be required under the terms of the Head Lease) as a named additional insured and loss payee, to the extent of their respective interests; provided, so long as no Event of Default exists, any loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid to Lessee.

                  (b) If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any such Property. During the Term, Lessee shall, in the operation and use of each Property, maintain workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than $100,000. In the operation of each Property, Lessee shall comply with workers' compensation laws applicable to Lessee, and protect the Development Authority, the Bond Trustee, the Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         14.3     Coverage.

                  (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Bond Trustee and the Agent with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) Lessor, the Holders, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article
         XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having an A+ or better rating by A.M. Best's Key Rating Guide. Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice by the insurer to the Bond Trustee and the Agent in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to the Agent originals of all insurance policies required by Sections 14.1 and 14.2.

                  (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any Contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against the Development Authority, the Bond Trustee, the Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

                  (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this
         Article XIV to be subject to a coinsurance exception of any kind.

                  (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

                                   ARTICLE XV

         15.1     Casualty and Condemnation.

                  (a) Subject to the terms of the Bond Documents and the provisions of the Agency Agreement and this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Default or an Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or (b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Default or an Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this paragraph (a). All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements.

                  (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                  (c) If Lessee shall receive notice of a Casualty or a Condemnation of a Property or any interest therein where the claim for loss with respect to the affected Property is estimated to equal or exceed twenty-five percent (25%) of the Property Cost of such Property (provided, if the Head Lease shall be in force and effect, where such claim is estimated to exceed 25% of "Project Costs" as determined under the Bond Documents), Lessee shall give notice thereof to Lessor and to the Agent promptly after Lessee's receipt of such notice. In the event such a Casualty or Condemnation occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice to Lessor and the Agent and the provisions of Sections 16.1 and 16.2 shall apply.

                  (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable Property in accordance with Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor and the Agent a notice to such effect.

                  (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense and using, if available, the proceeds of any award, compensation or insurance with respect to such Casualty or Condemnation (including without limitation any such award, compensation or insurance which has been received by the Agent and which should be turned over to Lessee pursuant to the terms of the Operative Agreements, and if not available or sufficient, using its own funds), promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable Property and all applicable Legal Requirements), so as to restore the applicable Property to substantially the same remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable Property shall remain with the Development Authority and be subject to the Head Lease and this Lease.

                  (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

                  (g)  Notwithstanding  anything  to the  contrary  set forth in
         Section 15.1(a) or Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced on or before the day one hundred eighty (180) days prior to the Expiration Date or the date nine
         (9) months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the Term) to the substantially same remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for such Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for such Property; provided, if any Default or Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three (3) Business
         Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property; provided, further, that if no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee. If a Default has occurred and is continuing and any Loans, Holder Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder Advances or other amounts owing with respect thereto) shall be paid to Lessor, held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default.

         15.2     Environmental Matters.

                  Promptly  upon  Lessee's  actual  knowledge of the presence of
Hazardous Substances in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $15,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to
Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days prior to any time that Lessee elects to cease operations with respect to any Property or to remarket any Property pursuant to Section 20.1 hereof or any other provision of any Operative Agreement, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment respecting such Property recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional acceptable to the Agent and in form, scope and content satisfactory to the Agent. Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing obligation regarding the Phase I environmental site assessment, Lessee shall be obligated to purchase such Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of such Property to a Person other than Lessee or any Affiliate of Lessee.

         15.3     Notice of Environmental Matters.

                  Promptly, but in any event within five (5) days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property or Properties. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.

                                   ARTICLE XVI

         16.1     Termination Upon Certain Events.

                  If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to the applicable Property to Lessor and the Agent in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then (a) following the applicable Casualty or Condemnation, this Lease shall terminate with respect to the affected Property on the applicable Termination Date or (b) pursuant to the second sentence of Section 15.2, due to the occurrence of an Environmental Violation, this Lease shall terminate with respect to the affected Property.

         16.2     Procedures.

                  (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value (x) for Lessor's leasehold interest under the Head Lease in the applicable Property (and/or other rights arising thereunder) (together, the "Head Lease Leasehold Interest") and (y) for the Bonds (and other rights in connection therewith under the Bond Documents) the proceeds of which were used to acquire and/or construct such Property, including the Land, related Equipment, Improvements thereon and Transaction Expenses related thereto (together, the "Related Bonds" and together with the Head Lease Leasehold Interest in any Property, the "Related Property and Bond Interest") and purchase such Lessor's Related Property and Bond Interest on such Termination Date.

                  (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for Lessor's Related Property and Bond Interest in the applicable Property, and Lessor shall convey its Head Lease Leasehold Interest in such Property or the remaining portion thereof, if any, and the Related Bonds to Lessee (or Lessee's designee), all in accordance with Section 20.2.

                                  ARTICLE XVII

         17.1     Lease Events of Default.

                  If any one (1) or more of the following events (each a "Lease Event of Default") shall occur:

                  (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) days after the same has become due and payable or (ii) any Termination Value, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Date;

                  (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) which has become due and payable within three (3) days after receipt of notice that such payment is due;

                  (c) Lessee  shall fail to  maintain  insurance  as required by
         Article XIV of this Lease or to deliver any requisite annual certificate with respect thereto within ten (10) days of the date such certificate is due under the terms hereof;

                  (d) (i) Lessee shall fail to observe or perform any term, covenant or condition of Lessee under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b) or (c) hereof, or Lessee shall fail to pay, or cause to be paid, any Imposition or shall fail to observe any Legal Requirement regarding any Property, in each case after thirty (30) days from the earlier to occur of Lessee's knowledge of such Default or written notice from the Agent of such Default so long as during such thirty (30) day period Lessee proceeds in good faith and with due diligence to cure such Default or (ii) any representation or warranty made by Lessee set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material respect when made; provided, however, if the Default was not intentional and is reasonably susceptible to cure and the related representation or warranty could not reasonably be expected to be a material inducement to the Lessor or any other Person to enter into the transactions contemplated by the Participation Agreement (or a basis on which to take or refrain from taking any significant action hereunder or under any other Operative Agreement) and no adverse effect (other than a de minimis adverse effect) has resulted or would be expected to result from such default, then Lessee shall have thirty (30) days to cure such Default so long as it proceeds in good faith and with due diligence to cure such Default and no other Default arises hereunder;

                  (e)      [Intentionally Omitted];

                  (f) Lessee or any of its Subsidiaries shall default (beyond applicable periods of grace and/or notice and cure) in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $5,000,000; or any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness having an outstanding principal amount of at least $5,000,000 of Lessee or any of its Subsidiaries or enables the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) The liquidation or dissolution of Lessee or any of its Material Subsidiaries, or the suspension of the business of Lessee or any of its Material Subsidiaries, or the filing by Lessee or any of its Material Subsidiaries of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of Lessee or any of its Material Subsidiaries indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by Lessee or any of its Material Subsidiaries for, or the appointment by consent or acquiescence of Lessee or any of its Material Subsidiaries of a receiver, a trustee or a custodian of Lessee or any of its Material Subsidiaries for all or a substantial part of its property; the making by Lessee or any of its Material Subsidiaries of any assignment for the benefit of creditors; the inability of Lessee or any of its Material Subsidiaries or the admission by Lessee or any of its Material
         Subsidiaries in writing of its inability to pay its debts as they mature; or Lessee or any of its Material Subsidiaries taking any corporate action to authorize any of the foregoing;

                  (h) The filing of an  involuntary  petition  against Lessee or any of its Material Subsidiaries in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of Lessee or any of its Material Subsidiaries for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of Lessee or any of its Material Subsidiaries, and the continuance of any of such events for ninety (90) days undismissed or undischarged;

                  (i) The adjudication of Lessee or any of its Material Subsidiaries as bankrupt or insolvent;

                  (j) The entering of any order in any proceedings against Lessee or any Material Subsidiary decreeing the dissolution, divestiture or split-up of Lessee or any Material Subsidiary, and such order remains in effect for more than sixty (60) days;

                  (k) Any report, certificate, financial statement or other instrument delivered to Lessor or the Agent by or on behalf of Lessee pursuant to the terms of this Lease or any other Operative Agreement or Bond Document is false or misleading in any material respect when made or delivered; provided, however, if the Default was not intentional and is reasonably susceptible to cure and the related report, certificate, financial statement or other instrument could not reasonably be expected to be a material inducement to the Lessor or any other Person to enter into the transactions contemplated by the Participation Agreement (or a basis on which to take or refrain from taking any significant action hereunder or under any other Operative Agreement) and no adverse effect (other than a de minimis adverse effect) has resulted or would be expected to result from such Default, then Lessee shall have thirty (30) days to cure such Default so long as Lessee proceeds in good faith and with due diligence to cure such Default and no other Default arises hereunder;

                  (l) Any default (attributable to a Lease Default, Lease Event of Default, Guaranty Default or Guaranty Event of Default) shall occur under the Head Lease or any other Bond Document after the expiration of any express cure or grace periods;

                  (m) A final judgment or judgments for the payment of money shall be rendered by a court or courts against Lessee or any of its Material Subsidiaries in excess of $1,000,000 in the aggregate, and (i) the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, or (ii) Lessee or any of its Material Subsidiaries shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or (iii) such judgment or judgments shall not be discharged (or provisions shall not be made for such discharge) within thirty (30) days after a decision has been reached with respect to such appeal and the related stay has been lifted;

                  (n) Lessee or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $2,000,000 which it shall have become liable to pay to the PBGC or to a Pension Plan under Title IV of ERISA; or notice of intent to terminate a Pension Plan or Pension Plans having aggregate Unfunded Liabilities in excess of $1,000,000 shall be filed under Title IV of ERISA by Lessee or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Pension Plan or Pension Plans or a proceeding shall be instituted by a fiduciary of any such Pension Plan or Pension Plans against Lessee or any member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Pension Plan or Pension Plans must be terminated;

                  (o) A Change of Control shall have occurred with respect to the Lessee;

                  (p) Lessee or any Material Subsidiary shall have violated any Environmental Law, or such Environmental Violation, in the reasonable opinion of Lessor, will require response, clean-up, remedial or other action which will or might result in a cost in excess of $500,000; and

                  (q) Any Operative Agreement or Bond Document shall cease to be in full force and effect as a result of any act, omission or breach by the Construction Agent, the Lessee or the Guarantor of any of their respective obligations under the Operative Agreements.

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination, and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

         17.2     Surrender of Possession.

                  If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of,
Section 22.1(c) hereof.

         17.3     Reletting.

                  If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

         17.4     Damages.

                  Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the
Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages), an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to
Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this
Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this
Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.5     Power of Sale.

                  Without limiting any other remedies set forth in this Lease, in the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against its interest in the Properties WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Properties.

         17.6     Final Liquidated Damages.

                  If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to
Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 13 of the Participation Agreement, and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value and all other amounts then due and owing by Lessee under the Operative Agreements. Upon payment of the amounts specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of (i) Lessor's Head Lease Leasehold Interest related to the Properties and, to the extent necessary or desirable, in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens other than Liens arising under the Bond Documents and (ii) the Related Bonds. The Lessor's Head Lease Leasehold Interest in the Properties shall be conveyed to Lessee "AS-IS, WHERE-IS" and in their then present physical condition, and the Head Lease Leasehold Interest in the Properties and the Related Bonds otherwise shall be conveyed without representation or warranty of any kind except a warranty against Lessor's Liens.

                  Notwithstanding the foregoing, if a Lease Event of Default shall have occurred and be continuing, then, in lieu of Termination Value under the preceding paragraph, Lessor shall have the right to recover and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 13 of the Participation Agreement and otherwise pursuant to any Operative Agreement and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages), an amount equal to the Maximum Residual Guaranty Amount; together with all accrued but unpaid Basic Rent and Supplemental Rent and all other amounts then due and owing by Lessee or subsequently arising pursuant to any indemnity provision of any Operative
Agreement; provided, however, in such case, Lessee shall not be entitled to receive an assignment of Lessor's Head Lease Leasehold Interest in the Properties or any Related Bonds.

                  If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's Head Lease Leasehold Interest in the Properties or the Related Bonds unless Lessee shall have paid in full the Termination Value and all other amounts then due and owing by Lessee under the Operative Agreements. Lessee specifically acknowledges and agrees that its obligations under this Section
17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever. Nothing herein or in any Operative Agreement shall be construed to limit any amount payable by the Construction Agent or the Lessee to any Person pursuant to any indemnity or similar provision under any Operative Agreement.

         17.7     Environmental Costs.

                  If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessee shall pay directly to any third-party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting any Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor and shall indemnify and hold harmless the Lessor and each other Indemnified Person therefrom. Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment. The provisions of this
Section 17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

         17.8     Waiver of Certain Rights.

                  If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

         17.9     Assignment of Rights Under Contracts.

                  If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties or any of them.

         17.10    Remedies Cumulative.

                  The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

                                  ARTICLE XVIII

         18.1 Lessor's Right to Cure Lessee's Lease Defaults.

                  Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, or real property owned or leased by Lessee and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.

                                   ARTICLE XIX

         19.1 Provisions Relating to Lessee's Exercise of its Purchase Option.

                  Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to any Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of Lessor's entire Head Lease Leasehold Interest in (i) such Property and, to the extent necessary or desirable, in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor other than any Liens arising under the Bond Documents but without any other warranties (of title or otherwise) from Lessor and (ii) the Related Bonds. Such Head Lease Leasehold Interest shall be conveyed to Lessee "AS-IS, "WHERE-IS" and in then present physical condition, and the Head Lease Leasehold Interest and the Related Bonds otherwise shall be conveyed without representation or warranty of any kind except a warranty against Lessor's Liens. Any assignment of Lessor's Related Property and Bond Interest shall contain an express assumption of the obligations of the Lessor thereunder and of any and all other obligations under any Bond Documents.

         19.2 No Purchase or Termination With Respect to Less than All of a Property.

         Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to Lessor's Head Lease Leasehold Interest in a Property and the Related Bonds but shall be required to exercise its Purchase Option or the Sale Option with respect to Lessor's Head Lease Leasehold Interest in all Properties and the Related Bonds.

                                   ARTICLE XX

         20.1     Purchase Option or Sale Option-General Provisions.

                  Not less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to the Expiration Date or (respecting the Purchase Option only) any Payment Date after the Construction Period for all Properties, Lessee may give Lessor and the Agent irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase all, but not less than all, the Lessor's Head Lease Leasehold Interest in Properties, together with the Related Bonds, on the Expiration Date or on the Payment Date specified in the Election Notice (the "Purchase Option") or (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, of such Related Property and Bond Interest under the Head Lease to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Related Property and Bond Interest to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option"). If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the Expiration Date, then, unless such Expiration Date is the final Expiration Date to which the Term may be extended, the term of this Lease shall be extended in accordance with Section
2.2 hereof; if such Expiration Date is the final Expiration Date, then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause the Lessor's Related Property and Bond Interest in the Properties to be sold in accordance with the terms of Section
22.1 on the Expiration Date (a "Sale Option Failure"), then in either case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for Lessor's Related Property and Bond Interest in the Properties (which the parties do not intend to be a "bargain" purchase), and, in connection therewith, Lessee shall comply with the terms and provisions of Section 22.1(c) to the same extent as if Lessor had exercised its option to retain its leasehold interest in one (1) or more Properties pursuant to Section 22.1(a) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's Related Property and Bond Interest in the Properties in accordance with
Section 20.2; provided, however, if a Sale Option Failure shall occur, then in lieu of paying Termination Value for Lessor's Related Property and Bond Interest in the Properties and receiving a transfer of Lessor's Related Property and Bond Interest, Lessee may, on the date on which such sale was scheduled to occur, pay to Lessor an amount equal to the Maximum Residual Guaranty Amount, together with any accrued but unpaid Basic Rent and Supplemental Rent and all other amounts then due and owing by the Lessee or subsequently arising pursuant to any indemnity provision under any Operative Agreement, in which case Lessee's subleasehold interest in the Properties and other rights arising hereunder shall immediately terminate and Lessee shall not be entitled to receive an assignment of Lessor's Head Leasehold Interest in the Properties or the Related Bonds.

         20.2     Lessee Purchase Option.

                  Provided, no Default or Event of Default shall have occurred and be continuing and provided, that the Election Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase Lessor's Related Property and Bond Interest in all of the Properties on the Expiration Date or Payment Date at a price equal to the Termination Value (which the parties do not intend to be a "bargain" purchase price).

                  Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to a Property or all of the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) an assignment of rights under the Head Lease relating to the Property or Properties in form and substance reasonably satisfactory to the Lessee (so long as no Default or Event of Default shall have occurred) and the Agent assigning the Lessor's Head Lease Leasehold Interest relating to the Property or Properties to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens, excluding, however, any Lien arising under the Bond Documents; (b) to the extent required by law or local custom, a Bill of Sale conveying the Lessor's interest, if any, in each Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens, excluding, however, any Lien arising under the Bond Documents; (c) to the extent required by Law or local custom any real estate tax affidavit or other document required by law to be executed and filed in order to reflect the assignment of the Head Lease Leasehold Interest relating to the Property or Properties; (d) to the extent required by Law or local custom, FIRPTA affidavits; and (e) an assignment of the Related Bonds with proper endorsement thereof, in form and substance satisfactory to the Lessee (so long as no Default or Event of Default shall have occurred) and the Agent conveying Lessor's interest therein to Lessee free and clear of the lien of this Lease, the lien of the Credit Documents and the Lessor Liens, excluding, however the Lien arising under the Bond Documents. The Lessor's leasehold interest in the applicable Property or Properties shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition. Any assignment of Lessor's Related Property and Bond Interest in the Property shall contain an express assumption of the obligations of the Lessor thereunder and of any and all other obligations of Lessor under any Bond Documents.

                  If any Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property (or the Lessor's Head Lease Leasehold Interest therein), then Lessee shall be obligated to repurchase Lessor's Head Lease Leasehold Interest in each such Property and the Related Bonds pursuant to Section 20.2.

                  On the Expiration Date and/or any Payment Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

         20.3     Third Party Sale Option.

                  (a) Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Lessor's Related Property and Bond Interest in all of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of Section 22.1 hereof.

                  (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment for each of the Properties recently prepared (no more than thirty (30) days old prior to the date of delivery) by an independent recognized professional acceptable to the Agent and in form, scope and content satisfactory to the Agent. In the event that the Agent shall not have received such environmental site assessment by the date sixty (60) days prior to the Expiration Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case in Lessor's discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for Lessor's Related Property and Bond Interest in the Properties and shall further pay any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's Related Property and Bond Interest with respect to the Properties in accordance with Section 19.1.

                                   ARTICLE XXI

         21.1     [Intentionally Omitted].

                                  ARTICLE XXII

         22.1     Sale Procedure.

                  (a) During the Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of Lessor's Related Property and Bond Interest with respect to the Properties in connection with a sale to one (1) or more third party purchasers to be consummated on the Expiration Date (the "Sale Date") for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for Lessor's Related Property and Bond Interest with respect to each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, the sum of all costs and expenses incurred by Lessor and/or the Agent (as the case may be) in connection with such sale of Lessor's Related Property and Bond Interest with respect to the Properties, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

                  Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for Lessor's Related Property and Bond Interest with respect to the Properties, and represent bona fide offers from one (1) or more third party purchasers. If the highest cash price which a prospective purchaser or the prospective purchasers shall have offered to pay for Lessor's Related Property and Bond Interest with respect to the Properties on the Sale Date is less than the sum of the Limited Recourse Amount for Lessor's Related Property and Bond Interest with respect to the Properties or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids, Lessor may elect to retain Lessor's Related Property and Bond Interest with respect to the Properties by giving Lessee prior written notice of Lessor's election to retain such Related Property and Bond Interest with respect to the Properties and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, each of the Properties in accordance with the terms and conditions of Section 10.1.

                  Unless Lessor shall have elected to retain the Related Property and Bond Interest with respect to the Properties pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell its Related Property and Bond Interest with respect to the Properties free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor (but excluding however any Liens arising under the Bond Documents), without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently contesting, such Lessor Lien by appropriate proceedings. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser the documents, instruments and items described in the second paragraph of Section 20.2 in connection with a termination of one or more Properties or the Lessee's exercise of its Purchase
         Option: Any assignment of Lessor's rights under the Head Lease shall contain an express assumption of the obligations of the Lessor thereunder and of any and all other obligations under any Bond Documents. Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section
         10.1. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property (or interest therein). If Lessor's Head Lease Leasehold Interest in any Property is not either (i) assigned on the Sale Date in accordance with the terms of this Section 22.1, or (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then (x) Lessee shall be obligated to pay Lessor on the Sale Date an amount equal to the Maximum Residual Guaranty Amount, together with all accrued but unpaid Basic Rent and Supplemental Rent and any and all other amounts then due and owing by the Lessee or subsequently arising pursuant to any indemnity or similar provision under any Operative Agreement, and Lessee's subleasehold interest in the Property and other rights arising hereunder shall immediately terminate and Lessee shall not be entitled to receive an assignment of Lessor's Head Lease Leasehold Interest in the Properties or the Related Bonds.

                  (b) If Lessor's Related Property and Bond Interest in the Properties is assigned on a Sale Date to one (1) or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for such Related Property and Bond Interest with respect to the Properties is less than the sum of the aggregate Property Cost for the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for all of the Related Property and Bond Interest in the Properties. On a Sale Date if (w) no Event of Default has occurred and is continuing, (x) Lessor receives the Termination Value for the Lessor's Related Property and Bond Interest in the Properties from one
         (1) or more third party purchasers, (y) Lessor receives all other amounts specified in the last sentence of the first paragraph of
         Section 22.1(a) and (z) the aggregate purchase price paid for all such Related Property and Bond Interest on such date exceeds the sum of the aggregate Property Cost for such Properties (or Lessor's leasehold interest therein), then Lessee may retain such excess. If Lessor's Related Property and Bond Interest is retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of
         Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date an amount equal to the Maximum Residual Guarantee Amount for Lessor's Related Property and Bond Interest. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made together with a payment of all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

                  (c) In the event that the Lessor's Related Property and Bond Interest in the Properties is sold or assigned to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date Lessee shall provide Lessor or such third party purchaser with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for its intended purposes, (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable) and (iii) a services agreement covering such services and supplies to be provided by Lessee as Lessor or such third party purchaser(s) may request in order to use and operate each such Property for its intended purposes at such rates (not in excess of arm's length fair market rates) as shall be acceptable to Lessee and Lessor or such third party purchaser(s). All assignments, licenses, easements, agreements and other deliveries required by clauses (i), (ii) and (iii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

         22.2     Application of Proceeds of Sale.

                  Lessor shall apply the proceeds of sale of its Related Property and Bond Interest with respect to any Property in the following order of priority:

                  (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

                  (b) SECOND, so long as the Credit Agreement is in effect and any Holder Advances or any amount is owing to the Holders under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions between the Lenders and the Holders contained in the Operative Agreements; and

                  (c)      THIRD, to Lessee.

         22.3     Indemnity for Excessive Wear.

                  If the proceeds of the assignment described in Section 22.1 with respect to Lessor's Related Property and Bond Interest with respect to the Properties, less all expenses incurred by Lessor in connection with such sale (or assignment), shall be less than the Limited Recourse Amount in the Properties with respect to such Related Property and Bond Interest, and at the time of such sale (or assignment) it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Related Property and Bond Interest in the Properties shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement
(i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the shortfall, whichever amount is less.

         22.4     Appraisal Procedure.

                  For determining the Fair Market Sales Value of the Related Property and Bond Interest of the Properties (or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure), Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration
Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor
(such fees and expenses not being indemnified pursuant to Section 13 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor (such fees and expenses not being indemnified pursuant to Section 13 of the Participation Agreement).

         22.5      Certain Obligations Continue.

                  During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including without limitation the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to all Properties or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

                                  ARTICLE XXIII

         23.1     Holding Over.

                  If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at one hundred fifty percent (150%) of the Basic Rent that would otherwise be due and payable at such time. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional fifty percent (50%) amount shall be applied by Lessor to the payment of the Loans pursuant to the Credit Agreement and the Holder Advances pursuant to the Trust Agreement pro rata between the Loans and the Holder Advances. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property (or Lessor's leasehold interest therein) is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXIV

         24.1     Risk of Loss.

                  During the Term, unless Lessee shall not be in actual possession of any Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                   ARTICLE XXV

         25.1     Assignment.

                  (a) Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and Lessor.

                  (b) No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to any assignment regarding this Lease.

         25.2     Subleases.

                  (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this
         Article XXV, Lessee shall notify Lessor and the Agent of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Properties described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

                  (b) Without the prior written consent of the Agent, any Lender, any Holder or Lessor, but subject to the other provisions of this Section 25.2, Lessee may sublet any Property or portion thereof to any Person. All subleasing shall be done on market terms and shall in no way diminish the fair market value or useful life of any applicable Property.

                  (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to such Property, or portion thereof, so sublet. During the Basic Term, the term of any such sublease (including renewals) shall not extend beyond the Basic Term. Each sublease shall be expressly subject and subordinate to this Lease.

                                  ARTICLE XXVI

         26.1     No Waiver.

                  No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                  ARTICLE XXVII

         27.1     Acceptance of Surrender.

                  No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and the Agent and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

         27.2     No Merger of Title.

                  There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.

                                 ARTICLE XXVIII

         28.1     Notices.

                  All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.

                                  ARTICLE XXIX

         29.1     Miscellaneous.

                  Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

         29.2     Amendments and Modifications.

                  Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of
Section 14.5 of the Participation Agreement.

         29.3     Successors and Assigns.

                  All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         29.4     Headings and Table of Contents.

                  The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         29.5     Counterparts.

                  This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one
(1) and the same instrument.

         29.6     GOVERNING LAW.

                  THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

         29.7     Calculation of Rent.

                  All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty
(360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

         29.8     Memoranda of Lease and Lease Supplements.

                  This Lease shall not be recorded; provided, Lessor and Lessee shall promptly record (a) a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of Exhibit B attached hereto) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records.

         29.9     Allocations between the Lenders and the Holders.

                  Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

         29.10    Limitations on Recourse.

                  Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of Section 14.10 of the Participation Agreement.

         29.11    WAIVERS OF JURY TRIAL.

                  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

         29.12    Exercise of Lessor Rights.

                  Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements.

         29.13    Submission to Jurisdiction; Venue; Arbitration.

                  (a) Any legal action or proceeding with respect to this Lease may be brought in the courts of the State of Georgia in Fulton County or of the United States for the Northern District of Georgia, and, by execution and delivery of this Lease, each of the parties to this Lease hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties to this Lease further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 28.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

                  (b) Each of the parties to this Lease hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Lease brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) Notwithstanding the provisions of Section 29.13(a) to the contrary, upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any Dispute between or among parties to this Lease shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from this Lease executed in the future, or claims arising out of or connected with the transaction reflected by this Lease.

                  Arbitration shall be conducted under and governed by the Arbitration Rules of the AAA and Title 9 of the United States Code. All arbitration hearings shall be conducted in Atlanta, Fulton County, Georgia. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

                  Notwithstanding the preceding binding arbitration provisions, the parties to this Lease agree to preserve, without diminution, certain remedies that the Agent on behalf of the Lenders and the Holders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Agent on behalf of the Lenders and the Holders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under any Operative Agreement or under applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  The parties hereto agree that they shall not have a remedy of special, punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to special, punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

                  By execution and delivery of this Lease, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Atlanta, Fulton County, Georgia and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Lease from which no appeal has been taken or is available.

         29.14    USURY SAVINGS PROVISION.

                  IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN
EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 29.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR
AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER
APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

         30.1     ACKNOWLEDGMENT OF HEAD LEASE; BOND DOCUMENTS.

         Lessee acknowledges and agrees that Lessor has entered into the Head Lease and related Bond Documents at the request and direction of the Lessee in order to make the property the subject of the Head Lease available to the Lessee pursuant to this Lease. Further, the Lessee acknowledges and agrees that it will incur a substantial benefit as a result of the Lessor entering into the Head Lease and the related Bond Documents, including without limitation a partial abatement of ad valorem taxes accruing in connection with the property the subject of the Head Lease and this Lease. Further, the Lessee acknowledges and agrees that it has reviewed the terms and conditions of the Head Lease and the related Bond Documents. Accordingly, the Lessee specifically acknowledges and agrees that it shall pay and perform each and every obligation of the Lessor arising under or in connection with the Head Lease and the related Bond Documents, excluding, however, the obligations of the Lessor to pay rent under
Section 5.3(a) of the Head Lease in an amount sufficient to pay principal and interest on the Bonds; provided, that to the extent that Lessee has fully paid or performed an obligation under the Lease, it shall not have a duplicative obligation to pay or perform the same obligation under the Head Lease to the extent that such payment or performance under the Lease does fulfill the obligation under the Head Lease (or should reasonably be expected to fulfill such obligation, but for the gross negligence or willful misconduct of another party). The obligations arising hereunder shall survive the expiration or termination of the Lease.

                            [Signature pages follow]



   IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                      TOTAL SYSTEM SERVICES, INC.

                                      By:    James B. Lipham

                                      Name:  James B. Lipham

                                      Title: EVP & CFO

                                      FIRST     SECURITY    BANK,
                                      NATIONAL  ASSOCIATION,  not
                                      individually, but solely as
                                      the Owner Trustee under the
                                      TSYS   Trust   1997-1,   as
                                      Lessor

                                      By:    Val T. Orton

                                      Name:  Val T. Orton

                                      Title: Vice President

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as the date hereof NATIONSBANK OF TEXAS, N.A., as the Agent

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________



                                                               Lease Agreement
                                                              TSYS Trust 1997-1




                                                            EXHIBIT A TO
                                                            THE LEASE

                            LEASE SUPPLEMENT NO. ___

         THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of [________________] between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the TSYS Trust 1997-1, as lessor (the "Lessor"), and TOTAL SYSTEM SERVICES, INC., as lessee (the "Lessee").

         WHEREAS, Lessor is the lessee or will be the lessee of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to sublease the same to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of November 24, 1997, among Lessee, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the TSYS Trust 1997-1, Synovus Financial Corp., as the Guarantor, the Holders from time to time a party thereto, the Lenders from time to time a party thereto and NationsBank of Texas, N.A., as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

         SECTION 2. The Properties. Attached hereto as Schedule 1 is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and a legal description of the Land attached hereto as Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

         SECTION 3. Use of Property. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

         SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

         SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

         SECTION 8. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

    [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not individually,
                                        but solely as the Owner
                                        Trustee under the TSYS Trust
                                        1997-1, as Lessor

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                        TOTAL SYSTEM SERVICES, INC.,
                                        as Lessee

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as the date hereof.

                                        NATIONSBANK OF TEXAS, N.A., as
                                        the Agent

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                       [CONFORM TO STATE LAW REQUIREMENTS]

STATE OF _______________ )
                         )    ss:
COUNTY OF ______________ )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of FIRST SECURITY
BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the TSYS Trust 1997-1, on behalf of the Owner Trustee.

[Notarial Seal]                         ________________________________________
                                                     Notary Public

My commission expires:____________

STATE OF _______________ )
                         )    ss:
COUNTY OF ______________ )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of TOTAL SYSTEM
SERVICES, INC., a ________________ corporation, on behalf of the corporation.

[Notarial Seal]
                                        ________________________________________
                                                     Notary Public

My commission expires:____________

STATE OF _______________ )
                         )    ss:
COUNTY OF ______________ )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ________________ this ____ day of ___________, by _____________, as __________________ of NATIONSBANK OF TEXAS,
N.A., a national banking association, as the Agent.

[Notarial Seal]
                                        ________________________________________
                                                     Notary Public

My commission expires:____________


                                   SCHEDULE 1

                          TO LEASE SUPPLEMENT NO. ____

                       Description of the Leased Property

Office complex consisting of approximately 1,000,000 square feet of improvements located in Muscogee County, Georgia.


                                  SCHEDULE 1-A

                          TO LEASE SUPPLEMENT NO. ____

                                    Equipment

                                      NONE


                                  SCHEDULE 1-B

                          TO LEASE SUPPLEMENT NO. ____

                                  Improvements

                                      NONE


                                  SCHEDULE 1-C

                          TO LEASE SUPPLEMENT NO. ____

                                      Land

All that lot, tract or parcel of land, situate, lying and being in Columbus, Muscogee County, Georgia, known and designated as all of City Lots 199, 200, 201, 202, 203, 204, 205, 206 and adjacent property in Columbus, Georgia, and designated as "Tract 4A 2.7 +/- ac." and "Tract 4B 2.8 +/- ac." upon a map or plat entitled "Survey for the Housing Authority of Columbus, Georgia, Total System Services, Inc. Riverfront Campus, Columbus, Georgia," prepared by Moon, Meeks, Mason & Vinson, Inc., Civil Engineers, Land Surveyors, Columbus, Georgia, dated August 21, 1997, a copy of which is recorded in Plat Book 137, Page 83-A, B and C in the Office of the Superior Court of Muscogee County, Georgia, and being more particularly described as follows:

Beginning at an iron pin located at the intersection of the northerly margin of 15th Street and the westerly margin of First Avenue and running thence North 00 degrees 45 minutes 11 seconds East along said westerly margin of First Avenue for a distance of 597.23 feet to an iron pin located at the intersection of the westerly margin of First Avenue and the southerly margin of 16th Street, running thence North 89 degrees 43 minutes 51 seconds West along said southerly margin of 16th Street for a distance of 340.32 feet to an iron pin, continuing thence North 89 degrees 43 minutes 51 seconds West for a distance of 53.65 feet to a point which is the normal water mark at the bottom of the East bank of the Chattahoochee River, running thence in a southerly direction along the edge of the said water mark at the bottom of the East bank of the Chattahoochee River for a distance of 528 feet, more or less, to an iron pin, running thence North 88 degrees 54 minutes 00 seconds East for a distance of 130.46 feet to an iron pin, running thence South 00 degrees 47 minutes 30 seconds West for a distance of 73.04 feet to an iron pin, running thence South 89 degrees 02 minutes 00 seconds East for a distance of 12.81 feet to an iron pin, running thence South 00 degrees 54 minutes 00 seconds West for a distance of 20 feet to an iron pin in the northerly margin of 15th Street, running thence South 89 degrees 14 minutes 08 seconds East along said northerly margin of 15th Street for a distance of 325.61 feet to the iron pin which marks the point of beginning of the property hereby conveyed.

The within described property is conveyed subject to that certain easement reserved by the City of Columbus, Georgia for maintenance of a 48 inch sewer line as described in that certain Warranty Deed dated December 3, 1962, between the City of Columbus, Georgia and Muscogee Manufacturing Company, a copy of which is recorded in Deed Book 867, Folio 213, in the Office of the Clerk of the Superior Court of Muscogee County, Georgia and that certain Warranty Deed dated December 3, 1962, between the City of Columbus, Georgia and William T. Heard, Jr., a copy of which is recorded in Deed Book 867, Folio 216, in the Office of the Clerk of the Superior Court of Muscogee County, Georgia.


                                                      EXHIBIT B-1 TO THE LEASE

Recordation requested by:

Moore & Van Allen, PLLC

After recordation return to:

Moore & Van Allen, PLLC (RVB)
NationsBank Corporate Center
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003

                                                     Space above this line
                                                     for Recorder's use
--------------------------------------------------------------------------------
                          MEMORANDUM OF LEASE AGREEMENT

         THIS MEMORANDUM OF LEASE AGREEMENT ("Memorandum"), dated as of _____________, 199___, is by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the TSYS Trust 1997-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor") and TOTAL SYSTEM SERVICES, INC., a Georgia corporation, with an office at 1200 Sixth Avenue, Columbus, Georgia 31901 (hereinafter referred to as "Lessee").

                                   WITNESSETH:

         That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

         1. Demised Premises and Date of Lease. Lessor has subleased to Lessee, and Lessee has subleased from Lessor, for the Term (as hereinafter defined), certain real property and other property located in _______________________________, which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of a Lease Agreement between Lessor and Lessee dated as of November 24, 1997 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and a Lease Supplement No. _____ between Lessor and Lessee dated as of _____________, 19__ (the "Lease Supplement").

         2. Term, Renewal, Extension and Purchase Option. The term of the Lease ("Term") commenced as of __________, 19__ and shall end as of ___________, 19__, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The Lease contains provisions for renewal and extension. The tenant has a purchase option under the Lease.

         3.       Tax Payer Numbers.

                  Lessor's tax payer number:  __________________.

                  Lessee's tax payer number:  __________________.

         4. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

         5. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and their respective terms, covenants and conditions to the same extent as if the Lease were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or determine the intent of the parties under the Lease.

       [The remainder of this page has been intentionally left blank.]


         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                        LESSOR:

                                        FIRST     SECURITY    BANK,
                                        NATIONAL  ASSOCIATION,  not
                                        individually, but solely as
                                        the Owner Trustee under the
                                        TSYS Trust 1997-1

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        LESSEE:_____________________________


                                        TOTAL SYSTEM SERVICES, INC.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                       B-2

                                                        EXHIBIT B-2 TO THE LEASE

Recordation requested by:

Moore & Van Allen, PLLC

After recordation return to:

Moore & Van Allen, PLLC (RVB)
NationsBank Corporate Center
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003

                                                           Space above this line
                                                              for Recorder's use

--------------------------------------------------------------------------------

                          MEMORANDUM OF LEASE AGREEMENT

                                       AND

                       LEASE SUPPLEMENT NO. _____________

         THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. ____________ ("Memorandum"), dated as of _____________, 199___, is by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the TSYS Trust 1997-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor") and TOTAL SYSTEM SERVICES, INC., a Georgia corporation, with an office at 1200 Sixth Avenue, Columbus, Georgia 31901 (hereinafter referred to as "Lessee").

                                   WITNESSETH:

         That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

         1. Demised Premises and Date of Lease. Lessor has subleased to Lessee, and Lessee has subleased from Lessor, for the Term (as hereinafter defined), certain real property and other property located in _______________________________, which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of a Lease Agreement between Lessor and Lessee dated as of November 24, 1997 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and a Lease Supplement No. _____ between Lessor and Lessee dated as of _____________, 19__ (the "Lease Supplement").

         2. Term, Renewal, Extension and Purchase Option. The term of the Lease for the Property ("Term") commenced as of __________, 19__ and shall end as of ___________, 19__, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The Lease contains provisions for renewal and extension. The tenant has a purchase option under the Lease.

         3.       Tax Payer Numbers.

                  Lessor's tax payer number:  __________________.

                  Lessee's tax payer number:  __________________.

         4. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

         5. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.

      [The remainder of this page has been intentionally left blank.]


         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                        LESSOR:

                                        FIRST     SECURITY    BANK,
                                        NATIONAL  ASSOCIATION,  not
                                        individually, but solely as
                                        the Owner Trustee under the
                                        TSYS Trust 1997-1

                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                                        LESSEE:________________________________


                                        TOTAL SYSTEM SERVICES, INC.

                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________


                                   SCHEDULE 1

                            (Description of Property)


                       [CONFORM TO STATE LAW REQUIREMENTS]

STATE OF _______________                             )
                                                     )        ss:
COUNTY OF ______________                             )

         The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ___________19__, by
_______________________________________,  as  ________________________  of FIRST
SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the TSYS Trust 1997-1, on behalf of the Owner Trustee.

[Notarial Seal]
                                        ________________________________________
                                             Notary Public

My commission expires:____________

STATE OF _______________                             )
                                                     )        ss:
COUNTY OF ______________                             )

         The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ____________19__, by
_________________________________,   as   __________________   of  TOTAL  SYSTEM
SERVICES, INC., a [_________________] corporation, on behalf of the corporation.

[Notarial Seal]
                                        ________________________________________
                                             Notary Public

My commission expires:____________